Exhibit 31.2
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Richard G. Smith, certify that:
     1. I have reviewed this amendment to the annual report on Form 10-K/A of Deerfield Capital Corp.; and
     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: May 27, 2008

/s/ RICHARD G. SMITH
Richard G. Smith
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)

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